Electronic Articles of Incorporation For	P08000011290 FILED January 30, 2008 Sec. Of State rdunlap

MAXIMUM CONSULTING, INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

MAXIMUM CONSULTING, INC.

Article II

The principal place of business address:

511 NE 94TH STREET
MIAMI SHORES, FL. 33138

The mailing address of the corporation is:

511 NE 94TH STREET
MIAMI SHORES, FL. 33138

Article III

The purpose for which this corporation is organized is:
ANY AND ALL LAWFUL BUSINESS.

Article IV

The number of shares the corporation is authorized to issue is:
100,000,000

Article V

The name and Florida street address of the registered agent is:
GREAT ALLY USA, INC
511 NE 94TH STREET
MIAMI SHORES, FL. 33138

P08000011290 FILED January 30, 2008 Sec. Of State rdunlap
I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature: SCOTT J SILVERMAN

Article VI

The name and address of the incorporator is:

BRUCE TRULIO
511 NE 94TH STREET

MIAMI SHORES, FL 33138

Incorporator Signature: BRUCE TRULIO

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title: PSTD
BRUCE S TRULIO
511 NE 94TH STREET
MIAMI SHORES, FL. 33138

Article VIII

The effective date for this corporation shall be:
01/30/2008

Articles of Amendment
to
Articles of Incorporation
of

MAXIMUM CONSULTING, INC.
(Name of corporation as currently filed with the Florida Dept. of State)

P08000011290
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):

Zhong Sen International Tea Company

(Must contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.")
(A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

(Attach additional pages if necessary)

If an amendment provides for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

Continued

The date of each amendment(s) adoption:  04/01/2008

Effective date if applicable:  04/01/2008
                (no more than 90 days after amendment file date)

Adoption of Amendment(s)  (CHECK ONE)

☑	The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐	The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

The number of votes cast for the amendment(s) was/were sufficient for approval by
______________________________”.
 (voting group)

☐	The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐	The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature: /s/  Bruce S. Trulio, President, Director
(By a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

BRUCE S. TRUL1O
(Typed or printed name of person signing)

PRESIDENT/DIRECTOR
(Title of person signing)

Articles of Amendment
to
Articles of Incorporation
of

ZHONG SEN INTERNATIONAL TEA COMPANY
(Name of corporation as currently filed with the Florida Dept. of State)

P08000011290
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):

(Must contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.")
(A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

CORPORATION WILL STATE A PAR VALUE OF THE STOCK AT $.001

(Attach additional pages if necessary)

If an amendment provides for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

N/A

Continued

The date of each amendment(s) adoption:  05/29/2008

Effective date if applicable:  04/01/2008
                    (no more than 90 days after amendment file date)

Adoption of Amendment(s)     (CHECK ONE)

☐	The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐	The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

The number of votes cast for the amendment(s) was/were sufficient for approval by
______________________________”.
 (voting group)

☑	The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐	The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature: /s/  Bruce S. Trulio
(By a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

BRUCE S. TRUL1O
(Typed or printed name of person signing)

PRESIDENT/DIRECTOR
(Title of person signing)

Articles of Amendment
to
Articles of Incorporation
of

ZHONG SEN INTERNATIONAL TEA COMPANY
(Name of corporation as currently filed with the Florida Dept. of State)

P08000011290
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):

(Must contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.")
(A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

1. CHANGE THE PRINCIPAL AND MAILING ADDRESS TO:
2416 LINCOLN STREET, HOLLYWOOD, FL 33020

2. CHANGE THE RESIDENT AGENT MAILING ADDRESS TO:
2416 LINCOLN STREET, HOLLYWOOD, FL 33020

(Attach additional pages if necessary)

If an amendment provides for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

N/A

Continued

The date of each amendment(s) adoption:  4 JUNE 2008

Effective date if applicable:  4 JUNE 2008
                (no more than 90 days after amendment file date)

Adoption of Amendment(s) (CHECK ONE)

☐	The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐	The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

The number of votes cast for the amendment(s) was/were sufficient for approval by
______________________________”.
 (voting group)

☑	The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐	The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature: /s/  Bruce S. Trulio, President
(By a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

BRUCE S. TRUL1O
(Typed or printed name of person signing)

PRESIDENT/DIRECTOR
(Title of person signing)